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                                                                    Exhibit 10.8

                                NAVISITE, INC.

                           INVESTOR RIGHTS AGREEMENT
                                AMENDMENT NO. 2

     In connection with the execution of the Note and Warrant Purchase Agreement, dated as of December 12, 2000, by and between NaviSite, Inc., a Delaware corporation (the "Company"), and CMGI, Inc., a Delaware corporation (the "Pur chaser"), the Company and the Purchaser do hereby amend the Investor Rights Agreement between the Company and the Purchaser, dated as of October 27, 1999 and first amended on June 8, 2000 (the "Investor Rights Agreement"), by this Amendment No. 2 to the Investor Rights Agreement (this "Amendment").

     The Investor Rights Agreement is hereby amended by replacing the definition of "Registrable Shares" under "Section I, Certain Definitions" in its entirety as follows:

          "Registrable Shares" means (a) the shares of Common Stock held by the Investor upon the closing of the Initial Public Offering; (b) the shares of Common Stock acquired by the Investor upon consum-mation of the transactions contemplated by the Common Stock Purchase Agreement between the Company and the Investor, dated as of June 8, 2000; (c) the shares of Common Stock acquired by the Investor upon any conversion of the Notes issued pursuant to the Note and Warrant Purchase Agreement between the Company and the Investor, dated as of December 12, 2000, (the "Note and Warrant Purchase Agreement"); (d) the shares of Common Stock acquired by the Investor as payment for interest accrued on the Notes issued pursuant to the Note and Warrant Purchase Agreement; (e) the shares of Common Stock acquired by the Investor upon exercise or conversion of the Warrants issued pursuant to the Note and Warrant Purchase Agreement; and (f) any other shares of Common Stock issued in respect of such shares of Common Stock referred to in clause (a), (b), (c), (d) or (e) (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of
     Section 3.4 of this Agreement, is not entitled to the rights provided by this Agreement.
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     This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

     This Amendment may be executed in two counterparts, each of which shall be deemed to be an original, and both of which together shall constitute one and the same document. This Amendment may be executed by facsimile signatures.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

NAVISITE, INC.                          CMGI, INC.

By: /s/ Joel B. Rosen                By: /s/ Andrew J. Hajducky III
   ---------------------------          ----------------------------
Name: Joel B. Rosen                     Name: Andrew J. Hajducky III
Title: Chief Executive Officer          Title: Chief Financial Officer
                                        and Treasurer

Address:                                Address:

400 Minuteman Road                      100 Brickstone Square, 5th Floor
Andover, Massachusetts 01810            Andover, Massachusetts 01810


Telephone No: (978) 682-8300            Telephone No: (978) 684-3600
Facsimile No: (978) 688-8100            Facsimile No: (978) 684-3601

with copy to:                           with copy to:

Mark G. Borden, Esquire                 David T. Brewster, Esquire
Hale and Dorr LLP                       Skadden, Arps, Slate, Meagher
60 State Street                         & Flom LLP
Boston, Massachusetts 02109             One Beacon Street, 31 st Floor
                                        Boston, Massachusetts 02108

Telephone No: (617) 526-6000            Telephone No: (617) 573-4800
Facsimile No: (617) 526-5000            Facsimile No: (617) 573-4822


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